                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[  ]     Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to ss.240.14a-12

                               BT INVESTMENT FUNDS

      -------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

      [LOGO] Deutsche Asset Management
A Member of the Deutsche Bank Group

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with your fund's investment advisor. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of the International Equity Fund will also be asked to approve a sub-advisory agreement between their fund's advisor and Deutsche Asset Management Investment Services Limited.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

Q.  What is the purpose of this proxy solicitation?

A. The purpose of this proxy solicitation is to ask you to vote on the following issues:

      . to elect eleven members of the Board of Trustees of BT Investment Funds (the 'Trust'), of which your fund is a series, and the Board of Trustees of each master fund, or portfolio, into which your fund invests its investable assets (the 'Portfolios'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained;

      . to approve a new investment advisory agreement between each fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.'), the investment advisor for the Portfolios; and

      . for International Equity Fund only, to approve a sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management Investment Services Limited ('DeAMIS').

   Your fund operates as a feeder fund in a master-feeder fund arrangement with one of the Portfolios. Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the fund's own shareholders.

   THE BOARD MEMBERS OF THE TRUST AND OF EACH PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.  BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q.  Why am I being asked to vote for Board members?

A.  Deutsche Asset Management recommended to the Boards, and the Boards agreed, that the Trust and the Portfolios, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Trust's Board and your Portfolios' Boards. The Trust's Board and the Portfolios' Boards agreed to submit this proposal to shareholders.

Q. Why did the Trust's Board and the Portfolios' Boards approve management's recommendation?

A.  Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Trust, the Portfolios and your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in preparing and conducting board meetings.

Q. If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

A. If all nominees are elected, the Trust's Board and the Portfolios' Boards will consist of eleven individuals. Five of these persons currently serve as members of each Board; six persons will be new to the Trust's Board and the Portfolios' Boards but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

II.  PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Q.  Why am I being asked to vote for a new investment advisory agreement?

A. DeAM, Inc. recommended to the Boards that they approve the new investment advisory agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreements described in the proxy statement will contain substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. The proposed delegation provision is also intended to authorize the selection of sub-advisors under circumstances yet to be approved or identified by the Securities and Exchange Commission or its staff. In addition, the new advisory agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

       In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Trust and the Board of your Portfolio considered, among other factors, the potential benefits to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. In addition, the Boards considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q.  Will the investment advisory fees remain the same?

A. Yes. The investment advisory fee rate proposed to be charged to the Portfolios under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

III. INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY--PROPOSAL RELATED TO APPROVAL OF SUB-ADVISORY AGREEMENT

Q.  Why am I being asked to vote for a sub-advisory agreement?

A. DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Equity Portfolio and International Equity Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the International Equity Portfolio and to DeAM, Inc. In addition DeAM, Inc. will remain fully responsible for DeAMIS' actions under the proposed sub-advisory agreement.

Q.  Will the investment advisory fees remain the same?

A. Yes. The sub-advisory fee will be paid by DeAM, Inc., not by your fund, the Portfolio or the Trust, and has no effect on the investment advisory fees paid by your fund to DeAM, Inc.

IV.  GENERAL QUESTIONS

Q.  What are the Boards' recommendations?

A. The Boards recommend that all shareholders vote 'FOR' the nominees for the Boards and 'FOR' the approval of the new advisory agreements. The Boards also recommend that International Equity Fund shareholders vote 'FOR' the approval of the sub-advisory agreement.

Q. Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A. No, DeAM, Inc. will bear these costs.

Q.  How can I vote?

   A.   You can vote in any one of four ways:

       . Through the internet by going to the web site listed on your proxy card;

       . By telephone, with a toll-free call to the number listed on your proxy card;

       .  By mail, with the enclosed proxy card; or

       .  In person at the special meeting.

       We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

   Q.  I plan to vote by mail. How should I sign my proxy card?

A.  Please see the instructions at the end of the Notice of Special Meeting of
           Shareholders, which is attached.

    Q. I plan to vote by telephone. How does telephone voting work?

A. To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

 Q.  I plan to vote through the internet. How does internet voting work?

A. To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

    Q. Whom should I call with questions?

    A. Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q. Why am I receiving proxy information on Funds that I do not own?

    A. Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for most of the Trust's series.

     The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                              BT INVESTMENT FUNDS

                        Cash Management Fund Investment
                        Treasury Money Fund Investment
                           International Equity Fund
                              . Class A, B and C
                              . Investment Class
                  Lifecycle Long Range Fund--Investment Class
                  Lifecycle Mid Range Fund--Investment Class
                 Lifecycle Short Range Fund--Investment Class
                           Quantitative Equity Fund
                              . Investment Class
                             . Institutional Class
                         PreservationPlus Income Fund

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of BT Investment Funds (the 'Trust') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 9:30 am (Eastern time) (the 'Special Meeting'). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above eight series (each, a 'Fund,' and collectively, the 'Funds') and Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Mid Cap Fund--Investment and Institutional Classes, Small Cap Fund--Investment Class, and Global Equity Fund--Institutional Class and Class A, B and C, which are not addressed in the accompanying Joint Proxy Statement. Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I: (All Funds)       To elect eleven Trustees of the Trust and the
                              Portfolios to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special
                              Meeting, such later date as shareholder approval is obtained.

PROPOSAL II: (All Funds)      To approve new investment advisory agreements
                              (each, a 'New Advisory Agreement' and
                              collectively, the 'New Advisory Agreements') between each Fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.').

PROPOSAL                      To approve a sub-advisory agreement between DeAM,
III: (International Equity    Inc. and Deutsche Asset Management Investment
Fund ONLY)                    Services Limited.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The New Advisory Agreements described in Proposal II will contain substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the new Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Trust recommends that shareholders vote FOR each applicable Proposal and FOR the election of each nominee to the Boards of Trustees of the Trust and the Portfolios.

   This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                         By Order of the Board of Trustees,
                           /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

New York, New York
June 10, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE  SPECIAL  MEETING,  PLEASE  COMPLETE,
 DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE
   VOTING BY TELEPHONE OR  THROUGH  THE  INTERNET).  NO  POSTAGE  NEED  BE
    AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; for International Equity Fund, 'FOR' a new sub-advisory agreement between Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; 'FOR' the nominees for Trustee named in the attached Proxy Statement; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

    See your proxy card(s) for instructions for internet voting.

    You may also call 1-866--333-0889 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolios and the Funds involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                    ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer            John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                          Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                            Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. F/b/o John B. Smith Jr.
       UGMA/UTMA                                    John B. Smith
   (2) Estate of John B. Smith                      John B. Smith, Jr., Executor
----------------------------------------------------------------------------------

                              BT INVESTMENT FUNDS

                 Cash Management Fund Investment ('Cash Fund')
            Treasury Money Fund Investment ('Treasury Money Fund')
               International Equity Fund ('International Fund')
                              . Class A, B and C
                              . Investment Class
   Lifecycle Long Range Fund--Investment Class ('Lifecycle Long Range Fund')
    Lifecycle Mid Range Fund--Investment Class ('Lifecycle Mid Range Fund') Lifecycle Short Range Fund--Investment Class ('Lifecycle Short Range Fund')
             Quantitative Equity Fund ('Quantitative Equity Fund')
                              . Investment Class
                             . Institutional Class
         PreservationPlus Income Fund ('PreservationPlus Income Fund')

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                 July 30, 2002

   This joint proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of BT Investment Funds (the 'Trust') with respect to the above eight series (each, a 'Fund' and collectively, the 'Funds') of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 9:30 am (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   Each Fund operates as a feeder fund in a master--feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

   For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the

Trust on behalf of the applicable Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. For the Funds, your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See 'Background.'

   Each of International Fund (4 classes) and Quantitative Equity Fund (2 classes) is comprised of multiple separate share classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:    To elect eleven Trustees of the Trust and the Portfolios to hold
(All Funds)    office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special
               Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained

PROPOSAL II:   To approve new investment advisory agreements (each, a 'New
(All Funds)    Advisory Agreement' and collectively, the 'New Advisory
               Agreements') between each Fund's corresponding Portfolio
               and Deutsche Asset Management, Inc. ('DeAM, Inc.').

PROPOSAL III:  To approve a sub-advisory agreement (the 'Sub-Advisory
(International Agreement') between DeAM, Inc. and Deutsche Asset
Fund ONLY)     Management Investment Services Limited ('DeAMIS').

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The Funds' shareholders are to consider the approval of the New Advisory Agreements between DeAM, Inc., the current investment advisor for the Portfolios, and the applicable Portfolio, as indicated in the table below:

---------------------------------------------------------------------------------
            Fund                           Corresponding Portfolio
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cash Fund                    Cash Management Portfolio ('Cash Portfolio')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Treasury Money Fund          Treasury Money Portfolio ('Treasury Portfolio')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
International Fund           International Equity Portfolio ('International
                             Portfolio')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lifecycle Long Range Fund    Asset Management Portfolio ('Asset Portfolio')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lifecycle Mid Range Fund     Asset Management Portfolio II ('Asset Portfolio II')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lifecycle Short Range Fund   Asset Management Portfolio III ('Asset Portfolio
                             III')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Quantitative Equity Fund     Quantitative Equity Portfolio ('Quantitative Equity
                             Portfolio')
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
PreservationPlus Income Fund PreservationPlus Income Portfolio
                             ('PreservationPlus Income Portfolio')
---------------------------------------------------------------------------------

   In addition, the shareholders of the International Fund are to consider the approval of the Sub-Advisory Agreement between DeAM, Inc. and DeAMIS.

   The shareholders of the Trust are also to consider the election of Richard
R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Trust and Portfolios./1/ Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Boards of the Trust and the Portfolios. Mr. Hale is currently an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Trust and the Portfolios and, if elected, will be the Chairman of the Board of the Trust and the Portfolios. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and

--------
/1/ Unless otherwise indicated, references in this Proxy Statement to the 'Trustee Nominees' includes the Trustee Nominees of both the Trust and the Portfolios.

certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended March 31, 2001 (for Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund), September 30, 2001 (for Preservation Plus Income Fund), October 31, 2001 (for International
Fund) or December 31, 2001 (for the other Funds) as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a 'Report'), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. Each Report is also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

  .   indicate your instructions on the Proxy (or Proxies);

  .   date and sign the Proxy (or Proxies); and

  .   mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund. Except for Mr. Hardiman who owns $21,736.56, which constitutes 1.16%, of the institutional class of the Quantitative Equity Fund, the other Trustees, Trustee Nominees and executive officers of the Trust collectively own less than 1% of the institutional class of the Quantitative Equity Fund. Collectively, all Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of each of the other Funds' outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the 'Commission'), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

   Trust, Portfolio and Fund Structure. The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Funds and Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Mid Cap Fund - Investment and Institutional Classes, Small Cap Fund - Investment Class, and Global Equity Fund -- Institutional Class and Class A, B and C, which are not addressed in the accompanying Joint Proxy Statement. As indicated earlier, each Portfolio is a registered open-end management investment company established as a trust or as a series of a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Portfolio pursuant to the terms of an investment advisory agreement (the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, DeAM, Inc. supervises and assists in the management of the assets of each Portfolio and furnishes each Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Portfolio and the compensation, if any, of all officers and employees of each Portfolio and all Trustees who are Interested Trustees of the Funds.

   Master-Feeder Structure. Shareholders of the Funds are being asked to approve a New Advisory Agreement, as applicable, and to elect the Trustee Nominees to the Boards of Trustees of the Trust and the Portfolios. Shareholders of the International Fund are also being asked to approve the Sub-Advisory Agreement. As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. The Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Trust and the Portfolios and, for International Portfolio, the approval of the Sub-Advisory Agreement.

                                  PROPOSAL I

ELECTION OF NOMINEES TO THE BOARDS OF TRUSTEES OF THE TRUST AND THE PORTFOLIOS

   It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust and of each Portfolio at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees who are not 'interested persons' (as defined in the 1940 Act) of the Trust, the Portfolios or DeAM, Inc. (the 'Independent Trustees') were recently selected by a Nominating Committee of the Boards comprised entirely of the Independent Trustees of the Boards and nominated by the full Boards at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Boards of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Trust and the Portfolios. It is also anticipated that Richard T. Hale will become Chairman of the Board of the Trust and the Portfolios if Proposal I is approved by the shareholders of the Trust and the Portfolios. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other (persons) as the Boards of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation ('ICCC')) (the 'DeAM Funds'). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank, AG ('Deutsche Bank'). The proposal concerning the size and composition of the Boards of Trustees was suggested to the Boards by Deutsche Asset Management and reviewed by the current Independent Trustees of each Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Boards of Trustees of the Trust and the Portfolios. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Trust and the Portfolios should be governed by larger Boards of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the Portfolios and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust and the Portfolios, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Trustee Nominee and executive officer of the Trust's and the Portfolio's Boards as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested persons as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                          Term of                                Number of
                          Office/1/                              Portfolios
                          and                                    in Fund
                          Length                                 Complex
                Position  of Time                                Overseen
                with the  Served                                 by Trustee
                Trust and on the                                 or          Other Directorships Held by
Name and Birth  each      Trust     Principal Occupation(s)      Nominee     Trustee or Nominee for
Date            Portfolio Board     During Past 5 Years          for Trustee Trustee/2/
--------------- --------- --------  ---------------------------- ----------- -----------------------------
Independent Trustee Nominees

Richard R. Burt  Trustee     N/A    Chairman, IEP Advisors,          86      Member of the Board,
2/3/47           Nominee            Inc. (July 1998 to present);             Hollinger International,
                                    Chairman of the Board,                   Inc./3/ (publishing) (1995 to
                                    Weirton Steel Corporation/3/             present), HCL Technologies
                                    (April 1996 to present);                 Limited (information
                                    Formerly, Partner,                       technology) (April 1999 to
                                    McKinsey & Company                       present), UBS Mutual Funds
                                    (consulting) (1991-1994)                 (formerly known as Brinson
                                    and US Chief Negotiator in               and Mitchell Hutchins
                                    Strategic Arms Reduction                 families of funds) (1995 to
                                    Talks (START) with                       present); The Central
                                    former Soviet Union and                  European Equity Fund, Inc.
                                    US Ambassador to the                     (registered investment
                                    Federal Republic of                      company) (2000 to present)
                                    Germany (1985-1991).                     and The German Fund, Inc.
                                                                             (registered investment
                                                                             company) (2000 to present)
                                                                             and Member, Textron
                                                                             Corporation/3/ International
                                                                             Advisory Council (July 1996
                                                                             to present); Member of the
                                                                             Board, Homestake Mining/3/
                                                                             (mining and exploration)
                                                                             (1998 to February 2001),
                                                                             Archer Daniels Midland
                                                                             Company/3/ (agribusiness
                                                                             operations) (October 1996 to
                                                                             June 2001) and Anchor
                                                                             Gaming (gaming software
                                                                             and equipment) (March
                                                                             1999 to December 2001).

S. Leland Dill   Trustee   Since    Retired (since 1986);            84      Trustee, Phoenix Zweig
3/28/30                    1999     formerly Partner, KPMG                   Series Trust (registered
                                    Peat Marwick (June 1956-                 investment company) (since
                                    June 1986); General                      September 1989); Trustee,
                                    Partner, Pemco                           Phoenix Euclid Market
                                    (investment company)                     Neutral Fund (registered
                                    (June 1979-June 1986).                   investment company) (since
                                                                             May 1998); Director,
                                                                             Vintners International
                                                                             Company Inc. (June 1989-
                                                                             May 1992); Coutts (USA)
                                                                             International (January 1992-
                                                                             March 2000); Coutts Trust
                                                                             Holdings Ltd., and Coutts
                                                                             Group (March 1991-March
                                                                             1999).

                             Term of                              Number of
                             Office/1/                            Portfolios
                             and                                  in Fund
                             Length                               Complex
                   Position  of Time                              Overseen
                   with the  Served                               by Trustee
                   Trust and on the                               or          Other Directorships Held by
Name and Birth     each      Trust     Principal Occupation(s)    Nominee     Trustee or Nominee for
Date               Portfolio Board     During Past 5 Years        for Trustee Trustee/2/
------------------ --------- --------  -------------------------- ----------- ---------------------------

Martin J. Gruber    Trustee   Since    Nomura Professor of            84      Member of the Board, CREF
7/15/37                       1999     Finance, Leonard N. Stern              (registered investment
                                       School of Business, New                company) (since 2000); S.G.
                                       York University (since                 Cowen Mutual Funds (1985
                                       1964).                                 to 2001); Japan Equity
                                                                              Fund, Inc. (since 1992);
                                                                              Thai Capital Fund, Inc.
                                                                              (registered investment
                                                                              company) (since 2000); and
                                                                              Singapore Fund, Inc.
                                                                              (registered investment
                                                                              company) (since 2000).

Joseph R. Hardiman  Trustee   N/A      Private Equity Investor        84      Director, Southview
05/27/37            Nominee            (1997 to present);                     Technology Group Inc.
                                       President and Chief                    (investment banking) (July
                                       Executive Officer, The                 1998 to present), Corvis
                                       National Association of                Corporation/3/ (optical
                                       Securities Dealers, Inc.               networking equipment) (July
                                       and The NASDAQ Stock                   2000 to present), Brown
                                       Market, Inc., (1987 to                 Investment Advisory & Trust
                                       1997); Chief Operating                 Company (investment
                                       Officer of Alex. Brown &               advisor) (February 2001 to
                                       Sons Incorporated (now                 present), The Nevis Fund
                                       Deutsche Banc Alex.                    (registered investment
                                       Brown Inc.) (1985 to                   company) (July 1999 to
                                       1987); General Partner,                present), and ISI Family of
                                       Alex. Brown & Sons                     Funds (registered
                                       Incorporated (now                      investment companies)
                                       Deutsche Bank Securities,              (March 1998 to present).
                                       Inc.) (1976 to 1985).                  Formerly, Director, Circon
                                                                              Corp. /3/ (medical
                                                                              instruments), November
                                                                              1998-January 1999.

Richard J. Herring  Trustee   Since    Jacob Safra Professor of       84      N/A
2/18/46                        1990    International Banking and
                                       Professor, Finance
                                       Department, The Wharton
                                       School, University of
                                       Pennsylvania (since 1972);
                                       Director, Lauder Institute
                                       of International
                                       Management Studies
                                       (since 2000); Co-Director,
                                       Wharton Financial
                                       Institutions Center (since
                                       2000); Vice Dean and
                                       Director, Wharton
                                       Undergraduate Division
                                       (1995 to 2000).

                               Term of                              Number of
                               Office/1/                            Portfolios
                               and                                  in Fund
                               Length                               Complex
                     Position  of Time                              Overseen
                     with the  Served                               by Trustee
                     Trust and on the                               or          Other Directorships Held by
Name and Birth       each      Trust     Principal Occupation(s)    Nominee     Trustee or Nominee for
Date                 Portfolio Board     During Past 5 Years        for Trustee Trustee/2/
-------------------- --------- --------  -------------------------- ----------- ---------------------------

Graham E. Jones       Trustee   N/A      Senior Vice President,         84      Trustee, 8 open-end mutual
01/31/33              Nominee            BGK Realty, Inc.                       funds managed by Weiss,
                                         (commercial real estate)               Peck & Greer (since 1985);
                                         (since 1995).                          Trustee of 22 open-end
                                                                                mutual funds managed by
                                                                                Sun Capital Advisers, Inc.
                                                                                (since 1998).

Rebecca W. Rimel      Trustee   N/A      President and Chief            84      Formerly, Director, ISI
4/10/51               Nominee            Executive Officer, The                 Family of Funds (registered
                                         Pew Charitable Trusts                  investment companies)
                                         (charitable foundation)                (1997 to 1999).
                                         (1994 to present) and
                                         Director and Executive
                                         Vice President, The
                                         Glenmede Trust Company
                                         (investment trust and
                                         wealth management) (1994
                                         to present). Formerly,
                                         Executive Director, The
                                         Pew Charitable Trusts
                                         (1988 to 1994).

Philip Saunders, Jr.  Trustee   Since    Principal, Philip Saunders     84      N/A
10/11/35                        1999     Associates (Economic and
                                         Financial Consulting)
                                         (since 1988); former
                                         Director, Financial
                                         Industry Consulting, Wolf
                                         & Company (1987 to
                                         1988); President, John
                                         Hancock Home Mortgage
                                         Corporation (1984 to
                                         1986); Senior Vice
                                         President of Treasury and
                                         Financial Services, John
                                         Hancock Mutual Life
                                         Insurance Company, Inc.
                                         (1982 to 1986).

William N. Searcy     Trustee   N/A      Pension & Savings Trust        84      Trustee of 22 open-end
09/03/46              Nominee            Officer, Sprint                        mutual funds managed by
                                         Corporation/3/                         Sun Capital Advisers, Inc.
                                         (telecommunications)                   (since 1998).
                                         (since 1989).

                              Term of                               Number of
                              Office/1/                             Portfolios
                              and                                   in Fund
                              Length                                Complex
                    Position  of Time                               Overseen
                    with the  Served                                by Trustee
                    Trust and on the                                or          Other Directorships Held by
Name and Birth      each      Trust     Principal Occupation(s)     Nominee     Trustee or Nominee for
Date                Portfolio Board     During Past 5 Years         for Trustee Trustee/2/
------------------- --------- --------  --------------------------- ----------- -----------------------------

Robert H. Wadsworth  Trustee   N/A      President, Robert H.            84      Director, The Germany Fund
1/29/40              Nominee            Wadsworth Associates,                   Inc. (1986 to present), The
                                        Inc. (consulting firm)                  New Germany Fund, Inc.
                                        (1982 to present);                      (1992 to present) and
                                        President and Director,                 Central European Equity
                                        Trust for Investment                    Fund, Inc. (1990 to present).
                                        Managers (registered
                                        investment company)
                                        (1999 to present). Formerly
                                        President, Investment
                                        Company Administration,
                                        LLC (1992* to July 2001);
                                        President, Treasurer and
                                        Director, First Fund
                                        Distributors, Inc. (1990 to
                                        January 2002); Vice
                                        President, Professionally
                                        Managed Portfolios (1999
                                        to 2002) and Advisors
                                        Series Trust (1997 to 2002)
                                        (registered investment
                                        companies) and President,
                                        Guinness Flight
                                        Investment Funds, Inc.
                                        (registered investment
                                        companies).
                                        * Inception date of the
                                        corporation which was the
                                        predecessor to the LLC.
Interested Trustee Nominee

Richard T. Hale/4/   Trustee   Since    Managing Director,              84      Director, Deutsche Global
7/17/45                        1999     Deutsche Bank Securities,               Funds, Ltd. (2000 to
                                        Inc. (formerly Deutsche                 present); Director, CABEI
                                        Banc Alex. Brown Inc.)                  Fund (2000 to present) and
                                        and Deutsche Asset                      North American Income
                                        Management (1999 to                     Fund (2000 to present)
                                        present); Director and                  (registered investment
                                        President, Investment                   companies); Formerly,
                                        Company Capital Corp.                   Director, ISI Family of
                                        (registered investment                  Funds (registered
                                        advisor) (1996 to present);             investment companies)
                                        Vice President, Deutsche                (1992 to 1999).
                                        Asset Management, Inc.
                                        (2000 to present).
                                        Chartered Financial
                                        Analyst.

                             Term of
                             Office/1/
                             and                                  Number of
                             Length                               Portfolios
                             of                                   in Fund
                             Time                                 Complex
                 Position    Served                               Overseen
                 with the    on                                   by Trustee
                 Trust and   the                                  or          Other Directorships Held by
Name and Birth   each        Trust     Principal Occupation(s)    Nominee     Trustee or Nominee for
Date             Portfolio   Board     During Past 5 Years        for Trustee Trustee/2/
---------------- ----------- --------- -------------------------- ----------- ---------------------------
Officers

Richard T. Hale  President   Since     See information provided
                             2000      under Interested Trustee
                                       Nominee.

Daniel O. Hirsch Vice        Secretary Managing Director,             N/A                 N/A
3/27/54          President / since     Deutsche Asset
                 Secretary   1999;     Management (since April
                             Vice      2002) and Director,
                             President Deutsche Global Funds,
                             since     Ltd. (since 2002).
                             2000      Formerly, Director,
                                       Deutsche Asset
                                       Management (1999 to
                                       2000); Principal, BT Alex.
                                       Brown Incorporated (now
                                       Deutsche Banc Alex.
                                       Brown Inc.), (1998 to
                                       1999); General Counsel,
                                       United States Securities
                                       and Exchange Commission
                                       (1993 to 1998).

Charles A. Rizzo Treasurer   Since     Director, Deutsche Asset       N/A                 N/A
8/5/57                       1999      Management (April 2000
                                       to present); Certified
                                       Public Accountant;
                                       Certified Management
                                       Accountant. Formerly,
                                       Vice President and
                                       Department Head, BT
                                       Alex. Brown Incorporated
                                       (Deutsche Banc Alex.
                                       Brown Inc.), (1998 to
                                       1999); Senior Manager,
                                       Coopers & Lybrand LLP
                                       (PricewaterhouseCoopers
                                       LLP), (1993 to 1998).

--------
/1/ Each Trustee and Officer serve until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset
    Management Fund Complex (the 'Fund Complex') is 89.

/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/ Mr. Hale is a trustee who is an 'interested person' within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

   As reported to the Trust, Exhibit C to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of May 31, 2002.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Portfolios and the Fund Complex for the 12 months ended March 31, 2002.

                                        Pension or
                                        Retirement
                           Aggregate    Benefits   Estimated
                           Compensation Accrued    Annual     Total
                           from BT      as Part of Benefits   Compensation
                           Investment   Fund       Upon       from Fund
      Trustee              Funds        Expenses   Retirement Complex
      --------------------------------------------------------------------
      S. Leland Dill         $17,400       N/A        N/A       $61,250
      Martin J. Gruber       $17,400       N/A        N/A       $61,250
      Richard J. Herring     $17,400       N/A        N/A       $61,250
      Philip Saunders, Jr.   $17,400       N/A        N/A       $61,250

   Each Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of each Board currently are each composed of the Independent Trustees of that Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the applicable Board of Trustees, each Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio and Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's and Fund's internal accounting procedures and controls. Each Audit Committee also considers the scope and amount of non-audit services provided to the applicable Portfolio and Fund, its investment advisor and affiliates by the independent public accountants. Each Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the applicable Board of Trustees. The Nominating Committee of each Board will consider Trustee nominees recommended by shareholders. Shareholders who wish to suggest nominees to the Boards of Trustees should submit their suggestions to be considered to the Trust or the applicable Portfolio 60 days in advance of a meeting for inclusion in the applicable Portfolio or Fund's proxy statement and form of proxy for such meeting as is held. Each Valuation Committee considers and acts upon all questions relating to valuation of the securities in the applicable Portfolio which may arise between meetings of the Board. The Boards do not have compensation committees. During each Portfolio and Fund's most recent fiscal year, the Boards of the Trust and the Portfolios held five meetings, the Audit Committee of each Board held four meetings and the Valuation Committee of each Board held one meeting. The Nominating Committee of each Board did not meet during the most recent fiscal year. No Trustee attended less than 75% of the applicable meetings. If the Nominees are elected to the Boards, the Boards will consider whether other committees should be organized after it has reviewed the needs of the Portfolios.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Boards of Trustees

   The Boards of Trustees believe that coordinated governance through a unified board structure will benefit the Trust, the Portfolios and the Funds.

   In their deliberations, the Boards of Trustees considered various matters related to the management and long-term welfare of the Trust, the Portfolios and the Funds. The Boards considered, among other factors, that coordinated governance within the DeAM Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Portfolios, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Boards to use time more efficiently. There may also be cost savings to the Trust, the Portfolios and the Funds because Trustees will serve an increased number of investment companies.

   The Boards also considered that a unified group board structure benefits the Trust, the Portfolios and the Funds by creating an experienced group of Board members who understand the operations of each Fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Boards gave considerable weight to their expectation that the Trust, the Portfolios and the Funds will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Boards and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

   The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

   In addition, the Boards considered certain other advantages of enlarging the Boards. These included that enlarging each Board will afford an increased range of experience among Board members and makes it more likely that each Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Boards determine to revise their structures through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Boards also recognized that increased numbers of

Board members could result in less collegial meetings and longer discussions. On balance, each Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Boards.

   Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENTS

   The New Advisory Agreements will contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. DeAM, Inc. serves as investment advisor to each of the Portfolios (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards of the applicable Portfolio and the Trust, including a majority of the Independent Trustees.

   Exhibit D to this Proxy Statement lists: (i) the date of each Current Advisory Agreement; and (ii) the most recent date on which each Current Advisory Agreement was approved by the applicable Portfolio's and Fund's Trustees, including a majority of the Independent Trustees of the Portfolio and Fund, and the Fund's and Portfolio's shareholders.

   The New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit E. A description of the New Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit E. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of each Fund, or by the Board of Trustees of the applicable Portfolio and, in either event, the vote of a majority of the Independent Trustees of the applicable Portfolio, cast in person at a meeting called for such purpose. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory

Agreements except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for each Fund contain substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the applicable Portfolio. Shareholders of a Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Unlike the Current Advisory Agreements, the New Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAm, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New Advisory Agreements will differ from the Current Advisory Agreements in that there will not be an indemnification provision in the New Advisory Agreements under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreements, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Boards of the Portfolios and Trust that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Boards of the Portfolios and Trust that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide the Portfolios with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a Portfolio's assets. Subject to the supervision and control of the applicable Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolios' registration statements, (c) the provisions of the Trust's Declaration of Trust, (d) any other applicable provisions of state and federal law, and (e) the provisions of the applicable Portfolio's Agreement of Trust.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to (a) supervise and manage all aspects of a Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable Portfolio, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio;
(e) for each Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's and Portfolio's Board of Trustees; and (f) take all actions necessary to carry into effect a Portfolio's purchase and sale programs.

   The investment advisory fee rate proposed to be charged to the Portfolios under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Current Advisory Agreements.

   The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Portfolio or Fund for the most recent fiscal year is set forth in Exhibit F to this Proxy Statement.

   Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the applicable Portfolio's Board of Trustees or by the holders of a majority of the applicable Portfolio's outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the applicable Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Portfolio or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

   Under the New Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolios or to their shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreements.

   Since each Fund invests all of its investable assets in its corresponding Portfolio, portfolio transactions occur at the Portfolio level only. As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Portfolio's securities (except that, if Proposal III to approve a sub-advisory agreement with DeAMIS is approved by the shareholders, DeAMIS, under the supervision of DeAM, Inc. will allocate and place all orders). When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. Exhibit F sets forth the amount of any commission paid by each Portfolio to its affiliated broker(s) for the Portfolio's most recently completed fiscal year.

Management of the Portfolios

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund and Portfolio. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds and the Portfolios, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   The Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from each Fund's fiscal year end to the amounts listed in Exhibit F.

   Administrator, Transfer Agent and Custodian. ICCC serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of each Portfolio and Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit F to this Proxy Statement sets forth the fees paid to ICCC by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-6 0 262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management.

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees and each executive officer of the Trust and the Portfolio is provided in Exhibit C to this Proxy Statement.

Recommendation of the Boards

   At a meeting of the Boards of Trustees of the Trust and the Portfolios held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, a majority of the Boards, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Boards of Trustees obtained from DeAM, Inc. such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolios. In approving the New Advisory Agreements, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreements and proposed to be provided by DeAM, Inc. to the Portfolios under the New Advisory Agreements; that the investment advisory fees paid by the Portfolios will remain the same under the New Advisory Agreement as under the Current Advisory Agreements; investment performance, both of the Portfolios themselves and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolios; investment advisory fees, provided under the Current Advisory Agreements and current expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolios (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Boards also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Funds and Portfolios, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, each Board considered the potential benefit to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. Each Board recognized that it may be beneficial to the Portfolios to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Boards considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of a Portfolio's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolios; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Boards of Trustees determined that the New Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Board of Trustees of each Portfolio, including a majority of the Independent Trustees of each Portfolio, voted to approve the New Advisory Agreements and to recommend them to the shareholders for their approval.

   Therefore, after careful consideration, the Boards of Trustees, including the Independent Trustees of each Portfolio, recommend that the respective shareholders of the Funds vote 'FOR' the approval of the New Advisory Agreements as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval(s) of the applicable Board of Trustees or its respective shareholders, and the applicable Board(s) of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreement at the same time that shareholders of other investment companies approve the applicable New Advisory Agreement with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreement for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                 PROPOSAL III

 APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN DEUTSCHE ASSET MANAGEMENT, INC.
           AND DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

   DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Portfolio and International Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the Portfolios and to DeAM, Inc. The Sub-Advisory Agreement was approved by a majority of the Board of Trustees of the International Portfolio, including a majority of the Independent Trustees, at a meeting held on June 7, 2002. The form of Sub-Advisory Agreement is attached hereto as Exhibit E. A description of the Sub- Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit E.

   The fee to be paid DeAMIS under the proposed Sub-Advisory Agreement is paid by DeAM, Inc. and has no effect on the investment advisory fees paid by the International Fund to DeAM, Inc., pursuant to the Current Advisory Agreement or proposed to be paid pursuant to the New Advisory Agreement. In no case will the investment advisory fees paid to DeAMIS by DeAM, Inc. be greater than those paid by the International Fund to DeAM, Inc. pursuant to the Current Advisory Agreement or proposed New Advisory Agreements. DeAM, Inc. will remain responsible for the actions of DeAMIS pursuant to the Sub-Advisory Agreement.

   The Sub-Advisory Agreement has been approved by the Board of Trustees of the International Portfolio and is now being submitted for approval by the shareholders of the International Fund. If it is approved by the shareholders of the International Portfolio, the Sub-Advisory Agreement would continue in effect for an initial term of two years (unless earlier terminated), and will remain in effect from year to year thereafter, subject to approval annually by the Board of Trustees of the International Portfolio or by holders of a majority of the outstanding voting securities of the International Portfolio, and also, in either event, approval by a majority of the Independent Trustees of the International Portfolio at a meeting called for the purpose of voting on such approval. If the shareholders of the International Fund should fail to approve the Sub-Advisory Agreement, the Board of Trustees will take such action, if any, as it considers to be in the best interests of the International Fund.

Board Considerations

   On June 7, 2002, a majority of the Board of Trustees of the International Portfolio, included a majority of the Independent Trustees, voted to approve the Sub-Advisory Agreement proposed by DeAM, Inc. and to recommend its approval to shareholders of the International Fund.

   In considering whether to approve the Sub-Advisory Agreement, the Board considered the factors it considered in approving the New Advisory Agreements, to the extent applicable. (See Proposal II for more information regarding the Boards' evaluation.) In addition, the Board considered the recommendation of DeAM, Inc. and various information and materials provided by each of DeAM, Inc. and DeAMIS. Furthermore, the Board considered that approval of the Sub-Advisory Agreement would not affect the advisory fees paid by the International Fund, and that DeAM, Inc. would remain fully responsible for DeAMIS' actions under the Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement

   Under the Sub-Advisory Agreement, DeAMIS shall furnish DeAM, Inc. with information, investment recommendations, advice and assistance, as DeAM, Inc. from time to time reasonably requests.

   As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by DeAM, Inc., not the International Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the International Portfolio's Board, including a majority of its Independent Trustees.

   Under the Sub-Advisory Agreement, DeAMIS will exercise its best judgment in rendering its sub-advisory services. DeAMIS will not be liable for error of judgment or mistake of law or for any loss suffered by International Fund in connection with the matters to which the Sub-Advisory Agreement relates, provided that nothing therein shall protect or purport to protect DeAMIS against any liability to International Fund or to its shareholders to which DeAMIS could be subject by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

   If approved, the Sub-Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the International Portfolio's Board of Trustees or by the holders of a majority of the International Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. The Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by DeAM, Inc. to DeAMIS or upon 90 days' written notice by DeAMIS to DeAM, Inc., or by a majority vote of the outstanding voting securities of the International Portfolio, and automatically terminates in the event of the termination of the International Portfolio's Advisory Agreement or in the event of its assignment.

Information about DeAMIS

   DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of March 31, 2002, managed more than $5 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit I to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the Trust or the Portfolios are employees, officers, directors or shareholders of DeAMIS.

   Exhibit J sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the International Fund.

Portfolio Transactions

   Since the International Fund invests all of its investable assets in the International Portfolio, portfolio transactions occur at the International Portfolio level only. DeAMIS will allocate and place all orders for portfolio transactions of the International Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the International Portfolio or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the International Portfolio, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAM, Inc.

Required Vote

   Approval of the Sub-Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the International Fund.

   Therefore, after careful consideration, the Board of Trustees of the International Portfolio, including its Independent Trustees, recommends that the shareholders of the International Fund vote 'FOR' the approval of the Sub-Advisory Agreement.

   If the Sub-Advisory Agreement is approved by the shareholders, it will remain in effect as described above. If the Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of the International Fund do not approve the Sub-Advisory Agreement at the same time that shareholders of other investment companies which are shareholders of the International Portfolio approve the Sub-Advisory Agreement in a manner sufficient to implement the Sub-Advisory Agreement, the International Fund will remain a participant in the International Portfolio while the Board considers what other action, if any, is appropriate based upon the interests of the shareholders of the International Fund.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   Except for the PreservationPlus Income and Quantitative Equity Funds and Portfolios, the Funds and Portfolios' financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. The PreservationPlus Income and Quantitative Equity Funds and Portfolios' financial statements for their most recent fiscal years were audited by Ernst & Young LLP ('E&Y'), independent auditors. In addition, PwC and E&Y prepares the respective Funds and Portfolios' federal and state annual income tax returns and provides certain non-audit services to the Trust, the Funds and the Portfolios. During the Boards' most recent consideration of the selection of auditors for each Fund and Portfolio, the Board considered whether the provision of non-audit services to the Trust, the Funds and the Portfolios was compatible with maintaining PwC's and E&Y's independence. The Boards of Trustees of the Trust and of each Portfolio have selected PwC and E&Y as the independent auditors for the applicable Fund and Portfolio for its respective fiscal year ending 2002. E&Y has been the PreservationPlus Income and Quantitative Equity Funds' and Portfolios' independent auditors since inception. PwC has been the independent auditors for the other Funds and Portfolios since inception. Each of PwC and E&Y has informed the Trust that it has no material direct or indirect financial interest in the Trust or the Portfolios.

   Representatives of PwC and E&Y are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC and E&Y for professional services rendered for the audit of the Funds' and Portfolios' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' and Portfolios' reports to shareholders are $161,000 and $45,000, respectively.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC or E&Y for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds or the Portfolios, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

   All Other Fees. There were $2,876,305 and $219,000 in fees billed by PwC and E&Y, respectively, for the most recent fiscal year for other services provided to the Trust, the Funds and the Portfolios, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

                                 VOTE REQUIRED

   In view of the master-feeder structure discussed earlier, approval of each of Proposal II with respect to a particular Portfolio's New Advisory Agreements and, for International Fund, Proposal III with respect to approval of the Sub-Advisory Agreement, requires the affirmative vote of a 'majority' of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. 'Majority' (as defined in the 1940 Act) means (as of the Record
Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals II and III, which require the approval of a specified percentage of the outstanding shares of a Portfolio.

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT THE SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS I, II, AND III. ANY UNMARKED
                           PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting.

Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR
       VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Trustees,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

June 10, 2002

   THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE,
   DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE
                                ENCLOSED PROXY).

                                                                      Exhibit A

    -----------------------------------------------------------------------
                     SHARES OUTSTANDING AS OF RECORD DATE
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
                       FUND                    NUMBER OF SHARES OUTSTANDING
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Cash Fund                                        180,735,257.150
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Treasury Money Fund                              291,168,812.580
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    International Fund--Class A                      1,326,121.576
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    International Fund--Class B                      47,180.103
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    International Fund--Class C                      16,608.069
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    International Fund--Investment Class             32,628,869.949
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Lifecycle Long Range Fund                        9,311,892.089
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Lifecycle Mid Range Fund                         6,746,057.580
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Lifecycle Short Range Fund                       2,286,728.666
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Quantitative Equity Fund--Investment Class       531,071.928
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Quantitative Equity Fund--
     Institutional Class                             211,141.168
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    PreservationPlus Income Fund                     30,400,736.174
    -----------------------------------------------------------------------

                                                                      Exhibit B

5% Shareholders
-------------------------------------- ------------------- ---------------------
CASH FUND:
-------------------------------------- ------------------- ---------------------
Name and Address of                    Shares Beneficially   Percent Ownership
Beneficial Owner                              Owned        of Outstanding Shares
-------------------------------------- ------------------- ---------------------
Private Bank Sweep Investment Advisory    84,195,125.73           51.58%
Linda Anderson
1 BT Plaza
17th Floor
New York, NY 10015
Private Bank Sweep Custody                52,396,554.37           32.10%
Linda Anderson
1 BT Plaza
17th Floor
New York, NY 10015
-------------------------------------- ------------------- ---------------------
TREASURY MONEY FUND:
-------------------------------------- ------------------- ---------------------
Name and Address                       Shares Beneficially   Percent Ownership
of Beneficial Owner                           Owned        of Outstanding Shares
-------------------------------------- ------------------- ---------------------
Private Bank Sweep                        45,069,717.85           18.71%
Custody, Attn: Linda Anderson
1 BT Plaza
17th Floor
New York, NY 10015
Private Bank Sweep                        43,166,556.90           17.92%
Investment Advisory
Attn: Linda Anderson
1 BT Plaza
17th Floor
New York, NY 10015
Vendee1992-1/Master Reserve               27,126,776.93           11.26%
C/O Bankers Trust Company
3 Park Plaza
16th Floor
Irving, CA 92614-8505

    INTERNATIONAL FUND--CLASS A:
    ----------------------------- ------------------- ---------------------
    Name and Address              Shares Beneficially   Percent Ownership
    of Beneficial Owner                  Owned        of Outstanding Shares
    ----------------------------- ------------------- ---------------------
    Salomon Smith Barney Inc         151,407.0740            13.87%
    00131513164
    333 West 34th St.--3rd Floor
    New York, NY 10001-2483
    Cuper & Co.                      112,886.5980            10.34%
    A Nominee Partnership
    C/O Salisbury Bank & Trust Co
    PO Box 1868
    Lakeville CT 06039-1868
    Salomon Smith Barney Inc         92,816.3430             8.50%
    00131513910
    333 West 34th St.--3rd Floor
    New York, NY 10001-2483
    Deutsche Bank Securities Inc.    77,757.4800             7.12%
    FBO 201-16294-13
    PO Box 1346
    Baltimore MD 21203-1346
    Deutsche Bank Securities Inc.    69,061.8440             6.33%
    FBO 201-16298-19
    PO Box 1346
    Baltimore MD 21203-1346

    INTERNATIONAL FUND--CLASS B:
    ----------------------------- ------------------- ---------------------
    Name and Address              Shares Beneficially   Percent Ownership
    of Beneficial Owner                  Owned        of Outstanding Shares
    ----------------------------- ------------------- ---------------------
    Bear Stearns Securities Corp     4,931.10710             10.88%
    FBO 784-14377-13 1
    Metrotech Ctr N
    Brooklyn, NY 11201-3870
    Dean Witter Reynolds              3,234.3340             7.13%
    Cust for Joel D Rossi
    PO Box 250
    New York, NY 10008-0250

    INTERNATIONAL FUND--CLASS C:
    ----------------------------- ------------------- ---------------------
    Name and Address              Shares Beneficially   Percent Ownership
    of Beneficial Owner                  Owned        of Outstanding Shares
    ----------------------------- ------------------- ---------------------
    Deutsche Bank Securities Inc.     1,764.4270             10.62%
    FBO 223-22082-11
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.     1,642.8960             9.89%
    FBO 201-18939-10
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.     1,365.2040             8.22%
    FBO 222-08951-10
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.     1,278.7580             7.70%
    FBO 223-22180-12
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.     1,001.3770             6.03%
    FBO 247-22510-12
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.      987.2380              5.94%
    FBO 201-81576-16
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.      978.8120              5.89%
    FBO 201-81592-16
    PO Box 1346
    Baltimore, MD 21203-1346
    Deutsche Bank Securities Inc.      927.8680              5.59%
    FBO 201-18937-12
    PO Box 1346
    Baltimore, MD 21203-1346


INTERNATIONAL FUND-- INVESTMENT CLASS:
------------------------------------------------------------------ ---------------------
Name and Address                               Shares Beneficially   Percent Ownership
of Beneficial Owner                                   Owned        of Outstanding Shares
---------------------------------------------- ------------------- ---------------------
Charles Schwab & Co.                              9,254,779.09            28.31%
Omnibus Account Reinvest
Attn: Mutual Fund Acct. Mgmt Team
101 Montgomery St.
San Francisco, CA 94104-4122
National Financial Services Corporation for       1,974,605.27            6.04%
Exclusive Benefit of Our Customers
Attn: Mutual Funds
PO Box 3908
Church Street Station
New York, NY 10008-3908

LIFECYCLE LONG RANGE FUND:
---------------------------------------------- ------------------- ---------------------
Name and Address                               Shares Beneficially   Percent Ownership
of Beneficial Owner                                   Owned        of Outstanding Shares
---------------------------------------------- ------------------- ---------------------
Partnershare Plan of Bankers Trust Co             3,240,206.70            34.85%
Attn: Justin Lake
100 Plaza One
Jersey City, NJ 07311-3901
Bankers Trust Co As Trustee for Westinghouse      2,227,444.62            23.96%
Savannah River Inc Savings and Investment Plan
34 Exchange PL MS 3064
Jersey City, NJ 07302-3885
Charles Schwab & Co/Schwab                        2,541,642.21            16.58%
Omnibus Account Reinvest
Attn: Mutual Fund Acct Mgmt Team
101 Montgomery Street, 333-8
San Francisco, CA 94104
Mac & Co Cust                                      506,043.16             5.44%
Westinghouse Electric Sav & Invest Plan
Attn: Mutual Funds Operations
A/C WSPF1801112
PO Box 3198
Pittsburgh, PA 15230-3198


LIFECYCLE MID RANGE FUND:
---------------------------------------------- ------------------- ---------------------
Name and Address                               Shares Beneficially   Percent Ownership
of Beneficial Owner                                   Owned        of Outstanding Shares
---------------------------------------------- ------------------- ---------------------
Charles Schwab & Co/Schwab                        3,383,737.10            50.05%
Omnibus Account Reinvest
Attn: Mutual Fund Acct Mgmt Team
101 Montgomery Street, 333-8
San Francisco, CA 94104
Bankers Trust Co As Trustee for Westinghouse       847,843.84             12.54%
Savannah River Inc Savings and Investment Plan
34 Exchange PL MS 3064
Jersey City, NJ 07302-3885
Partnershare Plan of Bankers Trust Co              763,936.59             11.30%
Attn: Justin Lake
100 Plaza One
Jersey City, NJ 07311-3901
Mac & Co Cust                                      639,814.94             9.46%
Westinghouse Electric Sav & Invest Plan
Attn: Mutual Funds Operations
A/C WSPF1801112
PO Box 3198
Pittsburgh, PA 15230-3198
Bechtel Bettis Inc. Savings Plan                   384,280.22             5.68%
c/o Bankers Trust Company
100 Plaza One
Jersey City, NJ 07311-3901

LIFECYCLE SHORT RANGE FUND:
---------------------------------------------- ------------------- ---------------------
Name and Address                               Shares Beneficially   Percent Ownership
of Beneficial Owner                                   Owned        of Outstanding Shares
---------------------------------------------- ------------------- ---------------------
Partnershare Plan of Bankers Trust Co              483,919.76             21.12%
Attn: Justin Lake
100 Plaza One
Jersey City, NJ 07311-3901
Mac & Co Cust                                      416,264.05             18.17%
Westinghouse Electric Sav & Invest Plan
Attn: Mutual Funds Operations
A/C WSPF1801112
PO Box 3198
Pittsburgh, PA 15230-3198
Charles Schwab & Co                                411,853.98             17.98%
Omnibus Account Reinvest
Attn: Mutual Fund Acct Mgmt Team
101 Montgomery Street, 333-8
San Francisco, CA 94104
Bankers Trust Co As Trustee for Westinghouse       303,205.52             13.23%
Savannah River/Bechtel
Savannah River Inc Savings and Investment Plan
34 Exchange PL MS 3064
Jersey City, NJ 07302-3885
Bechtel Bettis Inc. Savings Plan                   169,187.42             7.08%
c/o Bankers Trust Company
100 Plaza One
Jersey City, NJ 07311-3901
Chase Manhattan Bank                               134,023.20             5.85%
MetLife Defined Contribution Group Trust
4 New York Plz
New York, NY 10004-2423
---------------------------------------------- ------------------- ---------------------
QUANTITATIVE EQUITY FUND--INVESTMENT CLASS:
------------------------------------------------------------------ ---------------------
Name and Address                               Shares Beneficially   Percent Ownership
of Beneficial Owner                                   Owned        of Outstanding Shares
---------------------------------------------- ------------------- ---------------------
National Financial Services Corporation            461,463.18             86.94%
For Exclusive Benefit of our Customers
Attn Mutual Funds
PO Box 3908
Church Street Station
New York, NY 10008-3908

--------------------------------------- ------------------- ---------------------
QUANTITATIVE EQUITY FUND--INSTITUTIONAL CLASS:
----------------------------------------------------------- ---------------------
Name and Address                        Shares Beneficially   Percent Ownership
of Beneficial Owner                            Owned        of Outstanding Shares
--------------------------------------- ------------------- ---------------------
National Financial Services Corporation     106,501.97             50.71%
For Exclusive Benefit of our Customers
55 Water Street
32nd Floor
New York, NY 10041-3299
National Financial Services Corporation     41,177.95              19.61%
For Exclusive Benefit of our Customers
Attn Mutual Funds
PO Box 3908
Church Street Station
New York, NY 10008-3908
Charles Schwab & Co                         31,799.84              15.14%
Omnibus Account
Attn: Mutual Fund Acct MGMT Team
101 Montgomery Street, 333-8
San Francisco, CA 94104
Deutsche Bank Trust Company Americas        21,009.97              10.00%
FBO 2406902424
PO Box 9005
New York, NY 10007
--------------------------------------- ------------------- ---------------------
PRESERVATIONPLUS INCOME FUND:
--------------------------------------- ------------------- ---------------------
Name and Address                        Shares Beneficially   Percent Ownership
of Beneficial Owner                            Owned        of Outstanding Shares
--------------------------------------- ------------------- ---------------------
Charles Schwab & Co                        7,738,491.46            24.46%
Omnibus Account Reinvest
Attn: Mutual Fund Acct M
101 Montgomery Street, 333-8
San Francisco, CA 94104

                                                                      Exhibit C

                                                             Aggregate Dollar Range of
                                                              Equity Securities as of
                                                             May 31, 2002 in all Funds
                                                           Overseen or to be Overseen by
                               Dollar Range of Equity          Trustee or Nominee in
 Name of Trustee or Nominee  Securities in the Fund(s)/1/ Family of Investment Companies/2/
-------------------------------------------------------------------------------------------
Independent Trustee Nominees
Richard R. Burt/3/                      None                       over $100,000
S. Leland Dill                          None                       over $100,000
Martin J. Gruber                        None                      $10,001-$50,000
Joseph R. Hardiman/3/                   None                       over $100,000
Richard J. Herring                      None                       over $100,000
Graham E. Jones                         None                       over $100,000
Rebecca W. Rimel/3/                     None                       over $100,000
Philip Saunders, Jr.                    None                      $50,001-$100,000
William N. Searcy                       None                      $10,001-$50,000
Robert H. Wadsworth/3/                  None                       Over $100,000
Interested Trustee Nominee
Richard T. Hale                         None                       Over $100,000

--------

/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
    $100,000.
/2/ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000. The funds overseen or to be overseen by the trustees and nominees in the family of investment companies consist of the following:
    Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
    Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury and Agency Fund, Morgan Grenfell Investment Trust:
    Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and Deutsche Asset Management VIT Funds: Equity 500 Index Fund, Global Biotechnology Fund, International Select Equity Fund, Small Cap Index Fund, EAFE Equity Index Fund, Managed Assets, NASDAQ-100 Index Fund and US Bond Index Fund.
/3/ The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

                                                                      Exhibit D

-------------------------------------------------------------------------------------------------------------
                                                          Date Last Approved By Portfolio's and Fund's
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                            Date of Prior Advisory
 Portfolio (Fiscal Year)           Agreement                  Trustees                  Shareholders*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Cash Portfolio 12/31                4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Treasury Money Portfolio
 12/31                              4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
International Portfolio
 10/31                              4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Asset Portfolio 3/31                4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Asset Portfolio II 3/31             4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Asset Portfolio III 3/31            4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Preservation Plus Income
 Portfolio 9/30                     4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Quantitative Equity
 Portfolio 12/31                    4/30/01                    6/12/01                     9/21/99
-------------------------------------------------------------------------------------------------------------

--------
 * Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Portfolios, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreements.

                                                                      Exhibit E

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the        day of       ,        by and between
      , a [state of organization] (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT,
INC., a        corporation (the 'Advisor') [and        (the 'Sub-Advisor')].

   WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to
this Agreement on the terms and conditions hereinafter set forth       ; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].
--------
/1/ Contained in the form of sub-advisory agreement only.

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

   (a) The Trust's Declaration of Trust, filed with the State of
       on        ,          and all amendments thereto (such Declaration of
       Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');

   (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Trust Agreement');]

   (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

   (d) The Trust's Registration Statement on Form N-1A under the Securities Act
       of 1933, as amended (the '1933 Act') (File No.       -      ) and under
       the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

   (a) supervise and manage all aspects of a Series' operations, except for distribution services;

   (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a
    Series;

   (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

   (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

   (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

   (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

   (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

   (c) the provisions of the Declaration of Trust;

   (d) [the provisions of the Trust Agreement; and]

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

   (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

   (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the

       Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

   8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity- shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall con-tinue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as
--------
/2/ Contained in the form of Advisory Agreement only.
/3/ Contained in the form of Sub-Advisory Agreement only.

its services under this Agreement are not impaired thereby. It is understood an agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Limitation of Liability of the [Advisor] [Sub-Advisor]. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One
South Street, Baltimore, Maryland 21202         ; [if to the Sub-Advisor,
        ].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        [TRUST]

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------     Name: ----------------------------------
                                              Title: ----------------------------------

[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------    Name:  ----------------------------------
                                              Title: ----------------------------------

[SEAL]                                        [SUB-ADVISOR]

Attest: ----------------------------------    By:    ----------------------------------
Name:   ----------------------------------     Name: ----------------------------------
                                              Title: ----------------------------------

                                   EXHIBIT A

                                      TO
                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                               MADE AS OF
                                    BETWEEN
                           [Fund Name] AND [      ]

                                          Investment [Advisory]
                      Series               [Sub-Advisory] Fee
             -----------------------------------------------------

                                                                      Exhibit F

                                 ADVISORY FEES

   The table below sets forth, for each Portfolio, the fee paid, on an annual basis, to DeAM, Inc. for its services under the Current Advisory Agreements, calculated daily and paid monthly. The table also sets forth the amounts paid by each Portfolio to DeAM, Inc. for providing investment advisory services for its most recent fiscal year.

                               ADVISORY                           Rate of
                               AGREEMENT                           Total
             PORTFOLIO            FEE        Fee       Waiver    Expenses*
      --------------------------------------------------------------------
      Cash Portfolio             0.15%   $14,288,809 $ 2,046,136
      --------------------------------------------------------------------
      Treasury Money Portfolio   0.15%   $ 1,712,922 $    75,652
      --------------------------------------------------------------------
      International Portfolio    0.65%   $14,146,440 $ 2,247,091
      --------------------------------------------------------------------
      Asset Portfolio            0.65%   $ 3,611,200 $952,123.95
      --------------------------------------------------------------------
      Asset Portfolio II         0.65%   $   535,418 $147,629.17
      --------------------------------------------------------------------
      Asset Portfolio III        0.65%   $   165,968 $ 77,902.69
      --------------------------------------------------------------------
      Quantitative Equity
        Portfolio                0.50%   $    41,119 $    22,778
      --------------------------------------------------------------------
      PreservationPlus Income
        Portfolio                0.70%   $ 1,400,942 $   427,358

 * DeAM, Inc. and ICCC, the Portfolios' and the Funds' administrator, have agreed, for a 16-month period from each [Portfolio's] [Fund's] fiscal year end, to waive their fees and reimburse expenses so that total expenses will not exceed the amount shown.

                              ADMINISTRATIVE FEES

ICCC serves as administrator and transfer agent and provides fund accounting services to each Portfolio. For its services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolios and/or Funds, as applicable. ICCC pays custody fees to Deutsche Bank Trust for each Portfolio and/or Fund, as applicable, out of the fee paid to it for its services.

                         Fund                 Fee     Reimbursement
             ------------------------------------------------------
             Cash Fund                    $ 1,147,392  $   18,387
             ------------------------------------------------------
             Treasury Money Fund          $ 1,690,578  $  103,433
             ------------------------------------------------------
             International Fund           $12,453,022  $1,031,917
             ------------------------------------------------------
             Lifecycle Long Range Fund    $   964,623  $  371,206
             ------------------------------------------------------
             Lifecycle Mid Range Fund     $   550,054  $  287,372
             ------------------------------------------------------
             Lifecycle Short Range Fund   $   169,969  $  136,485
             ------------------------------------------------------
             Quantitative Equity Fund     $    19,959  $  140,441
             ------------------------------------------------------
             PreservationPlus Income Fund $     4,731  $   21,675

                            AFFILIATED BROKERS FEES

   The table below sets forth, for each Portfolio's most recently completed fiscal year, the aggregate amounts of commissions paid to, each Portfolio's affiliated brokers, and the percentage of each Portfolio's aggregate brokerage
commissions paid to affiliated brokers.        and        are considered to be
an affiliated broker of the Portfolios because       .

                                 Aggregate Affiliated Percentage of Aggregate
             Portfolio           Brokerage Commission  Brokerage Commissions
   --------------------------------------------------------------------------
   Cash Portfolio
   --------------------------------------------------------------------------
   Treasury Money Portfolio
   --------------------------------------------------------------------------
   International Portfolio
   --------------------------------------------------------------------------
   Asset Portfolio
   --------------------------------------------------------------------------
   Asset Portfolio II
   --------------------------------------------------------------------------
   Asset Portfolio III
   --------------------------------------------------------------------------
   Quantitative Equity Portfolio
   --------------------------------------------------------------------------
   PreservationPlus Income
     Portfolio
   --------------------------------------------------------------------------

                                                                      Exhibit G

           Investment Companies Advised or Subadvised by DeAM, Inc.

                                              Total Assets as of  Contractual
  Funds with similar investment objectives/1/   March 31, 2002   Advisory Fees
  ------------------------------------------  ------------------ -------------
    Cash Management Portfolio                 $ 8,864,978,784.10      0.15%/2/
    Cash Management Fund Investment           $   172,157,192.00     --/2/
    Money Market Fund Investment              $   467,978,717.10     --/2/
    Cash Management Institutional             $ 4,106,682,789.00     --/2/
    Cash Reserves Fund Institutional          $ 4,118,160,086.00     --/2/

    ProFunds Money Market                     $   329,855,632.21     --/2/
    Daily Assets Institutional                $13,769,592,056.02      0.10%
    Liquid Assets Portfolio                   $ 3,462,320,142.66      0.15%/4/
    Liquid Assets Fund Institutional          $ 3,462,320,142.66     --/4/

    NY Tax Free Money Fund Investment         $   113,782,609.80      0.15%
    Tax Free Money Fund Investment            $   187,131,450.40      0.15%

    Treasury Money Fund Institutional         $   560,519,570.00     --/3/
    Treasury Money Fund Investment            $   287,537,642.70     --/3/
    Treasury Money Portfolio                  $   848,057,212.70      0.15%/3/
    Treasury and Agency Fund Institutional    $   680,036,526.74      0.15%

--------
1 Cash Management Portfolio is the master portfolio. Cash Management Investments, Money Market Investments, Cash Management Institutional, Cash Reserves Institutional and ProFunds Money Market are feeder funds to the Cash Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
2 Treasury Money Portfolio is the master portfolio. Treasury Money Fund Investment and Treasury Money Fund Institutional are feeder funds to the Treasury Money Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
3 Liquid Assets Portfolio is the master portfolio. Liquid Assets Fund Institutional is the only feeder fund to the Liquid Assets Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

                                              Total Assets as of  Contractual
  Funds with similar investment objectives/1/   March 31, 2002   Advisory Fees
  ------------------------------------------  ------------------ -------------
    International Equity Portfolio            $1,160,838,157.96       0.65%/5/
    International Equity Fund                 $  696,665,629.39      --/5/
    Global Equity Fund                        $    4,108,648.03       0.60%
    EAFE Equity Index Portfolio               $  156,882,897.50       0.25%/6/
    EAFE Equity Index Premier Class           $  156,882,897.50      --/6/
    Quantitative Equity Portfolio             $    7,379,262.76       0.50%/7/
    Quantitative Equity Fund                  $    5,396,784.30      --/7/

    Asset Management Portfolio                $  580,949,849.30       0.65%/8/
    Lifecycle Long Range Investment Class     $  143,337,095.20      --/8/
    Asset Management Premier Class            $  437,612,754.10      --/8/

--------
/5/ International Equity Portfolio is the master portfolio. International
    Equity Fund Investment and International Equity Fund Institutional are feeder funds to the International Equity Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/6/ EAFE Equity Index Portfolio is the master portfolio. EAFE Equity Index Fund
    Premier is the only feeder fund to the EAFE Equity Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/7/ Quantitative Equity Portfolio is the master portfolio. Quantitative Equity
    Fund is the feeder fund to the Quantitative Equity Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/8/ Asset Management Portfolio is the master portfolio. Lifecycle Long Range
    Fund and Asset Management Fund Premier are the only feeder funds to the Asset Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

                                             Total Assets as of  Contractual
 Funds with similar investment objectives/1/   March 31, 2002   Advisory Fees
 ------------------------------------------  ------------------ -------------
   Asset Management II Portfolio              $ 76,021,062.39        0.65%/9/
   Lifecycle Mid Range Investment Class       $ 76.021,062.39       --/9/
   Asset Management III Portfolio             $ 26,858,733.92        0.65%/10/
   Lifecycle Short Range Investment Class     $ 26,858,733.92      --/10/
   Flag Investors Value Builder Fund          $863,086,067.65        0.74%
   PreservationPlus Portfolio                 $247,343,734.30        0.35%/11/
   PreservationPlus Fund                      $247,343,734.20      --/11/
   PreservationPlus Income Portfolio          $ 82,687,766.19        0.70%/12/
   PreservationPlus Income Fund               $ 82,687,766.19      --/12/
   Security Capital Preservation Fund         $339,121,376.72      --/12/

--------
/9/ Asset Management II Portfolio is the master portfolio. Lifecycle Mid Range
    Fund is the only feeder fund to Asset Management II Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
10 Asset Management III Portfolio is the master portfolio. Lifecycle Short
   Range is the only feeder fund to Asset Management III Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/11/ PreservationPlus Portfolio is the master portfolio. PreservationPlus Fund is the only feeder fund to the PreservationPlus Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/12/ PreservationPlus Income Portfolio is the master portfolio.
     PreservationPlus Income Fund and Security Capital Preservation Fund are the feeder funds to the PreservationPlus Income Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

                                                  Total Assets as of  Contractual
   Funds with similar investment objectives/1/      March 31, 2002   Advisory Fees
------------------------------------------------- ------------------ -------------
SP Deutsche International Equity                   $ 32,588,294.00      Note A
Consulting Group Capital Markets Funds--
  International Equity Fund                        $202,924,430.00      Note B
Security Equity Fund--Security International Fund  $  7,177,971.00      Note C
SBL Fund--Series I                                 $ 16,315,987.00      Note D
Security Equity Fund--Security Enhanced Index
  Fund                                             $ 40,506,081.02      Note E
SBL Fund--Series H                                 $  1,091,284.01      Note F

--------
Note A Annual rate of 0.55% of the average daily net assets of the Portfolio up to and including $500 million and 0.50% of the average daily net assets of the portfolio for assets in excess of $500 million.
Note B Annual rate of 0.50%, multiplied by the average daily value of Allocated
       Assets.
Note C Annual rate of 0.60% of the combined average daily net assets of the International Funds of $200 million or less; and an annual rate of 0.55% of the combined average daily net assets of the International Funds or more than $200 million.
Note D Annual rate of 0.60% of the combined daily net assets of the International Funds of $200 million or less; and an annual rate of 0.55% of the combined average daily net assets of the International Funds or more than $200 million.
Note E An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; annual rate of .15% of the combined average daily net assets of the Enhanced Index funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index funds in excess of $300 million. (c)
Note F An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; annual rate of .15% of the combined average daily net assets of the Enhanced Index funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index funds in excess of $300 million. (c)

                                                                      Exhibit H

                  Principal occupations of each director and
                   principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

                       Name               Principal Occupation

             Dean Sherman Barr          President and Chief
                                        Investment Officer
             -----------------------------------------------------
             Audrey Theresa Jones       Director and Executive
                                        Vice President
             -----------------------------------------------------
             William George Butterly    Secretary and Executive
                                        Vice President
             -----------------------------------------------------
             Mary Anne Mullin           Compliance Officer
             -----------------------------------------------------
             Gwyn Morgan Thomas         Director and Vice
                                        President
             -----------------------------------------------------
             Lori Callahan              Director and Chief
                                        Administrative Officer
             -----------------------------------------------------

                                                                      Exhibit I

                    Principal Occupations of Each Director
                   and Principal Executive Officer of DeAMIS

   The names and principal occupations of the current directors and executive officers of DeAMIS are set forth below. The business address of each person is One Appold Street, London, England EC2A 2UU.

        ----------------------------------------------------------------
                  Name                     Principal Occupation
        ----------------------------------------------------------------
        Annette Jane Fraser        Chairman and Chief
                                   Executive Officer
        ----------------------------------------------------------------
        Matthew Alan Linsey        Director. His principal occupation is
                                   Managing Director of
                                   Deutsche Asset Management.
        ----------------------------------------------------------------
        Stephen John Maynard       Director and Finance
                                   Officer
        ----------------------------------------------------------------
        Alexander Tedder           Director. His principal
                                   occupation is Managing
                                   Director of Deutsche
                                   Asset Management.
        ----------------------------------------------------------------
        Richard Charles Wilson     Director. His principal
                                   occupation is Managing
                                   Director of Deutsche
                                   Asset Management.
        ----------------------------------------------------------------
        Simon Kempton              Chief Operating Officer
        ----------------------------------------------------------------
        Ian David Clarke           Chief Investment
                                   Officer--Fixed Income
        ----------------------------------------------------------------
        Karl Stephen Sternberg     Chief Investment
                                   Officer--Equities
        ----------------------------------------------------------------
        Carole Helen Ryan Hofbeck  Compliance Officer
        ----------------------------------------------------------------
        Paul Anthony Burke         Legal Officer
        ----------------------------------------------------------------

                                                                      Exhibit J

                  Information Regarding Investment Companies
                       Advised or Sub-Advised By DeAMIS

                                   [To Come]

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]                                                                     BT Investment Funds
[DEUTSCHE ASSET MANAGEMENT]                                                                [Name of Fund]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT

[Code]                                                                                    One South Street
One South Street                                                                      Baltimore, Maryland 21202
Baltimore, Maryland  21202-3220                                             PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
To vote by Telephone                                                           9:30 am, Eastern time, on July 30, 2002
1)   Read the Proxy Statement and have the Proxy card below at               The undersigned hereby appoints Fran Pollack-Matz
     hand.                                                          and Lisa Hertz and each of them, with full power of
2)   Call 1-800-____-_____.                                         substitution, as proxies of the undersigned to vote all
3)   Enter the xx-digit control number set forth on the Proxy       shares of stock that the undersigned is entitled in any
     card and follow the simple instructions.                       capacity to vote at the above-stated special meeting, and at
To vote by Internet                                                 any and all adjournments or postponements thereof (the
1)   Read the Proxy Statement and have the Proxy card below at      `Special Meeting'), on the matters set forth on this Proxy
     hand.                                                          Card, and, in their discretion, upon all matters incident to
2)   Go to Website www._________.com.                               the conduct of the Special Meeting and upon such other
3)   Enter the xx-digit control number set forth on the Proxy       matters as may properly be brought before the Special
     card and follow the simple instructions.                       Meeting.  This proxy revokes all prior proxies given by the undersigned.
DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.              All properly executed proxies will be voted as
                                                                    directed. If no instructions are indicated on a properly
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:               executed proxy, the proxy will be voted FOR approval of
                                                                    Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II and III, as votes AGAINST the Proposal.

                                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                     WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
                                                                                 A VOTE FOR PROPOSALS I, II AND III.

                                                                    UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
                                                                    BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.

                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.



                                                                                              DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

I.   Election of Messrs. (01) Burt, (02) Dill, (03) Hale,       For All   Withhold All    For All Except:   To withhold authority
     (04) Hardiman, (05) Jones, (06) Searcy and (07)                                                        to vote, mark `For
     Wadsworth, Drs. (08) Gruber, (09) Herring, and                                                         All Except' and write
     (10) Saunders and (11) Ms. Rimel as Trustees of the                                                    the nominee's number
     Boards.                                                                                                on the line below.

                                                                                                            ------------------

Vote on Proposals                                                   III.     (International Equity Fund only)  Approval of a
II.      Approval of a New Advisory Agreement with Deutsche Asset   sub-advisory agreement between Deutsche Asset Management, Inc.
Management, Inc.  FOR [ ] AGAINST [ ] ABSTAIN [ ]                   and Deutsche Asset Management Investment Services Limited.
                                                                    FOR [ ] AGAINST [ ] ABSTAIN [ ]

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting

                                                                    Receipt of the Notice and the Joint Proxy Statement, dated _____
                                                                    __, 2002 (the `Proxy Statement'), is hereby acknowledged.

------------------------------------ ------------                        ------------------------------- -------------

------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)   Date                                Signature (Joint Owners)        Date